UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

BEAM THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39208	81-5238376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

238 Main Street Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 327-8775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BEAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2022, Beam Therapeutics Inc. (the “Company”) announced in a press release on January 9, 2023 that it estimates that it had cash, cash equivalents and marketable securities of approximately $1.0 billion as of December 31, 2022.

The information contained in Item 2.02 of this Form 8-K regarding the Company’s estimated cash balance as of December 31, 2022 is preliminary, unaudited and is subject to completion of the Company’s financial statement closing procedures. This estimate also does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2022 and its results of operations for the three months and year ended December 31, 2022. Accordingly, undue reliance should not be placed on this preliminary estimate.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On January 9, 2023, the Company updated its corporate presentation that it intends to use in connection with presentations at conferences and meetings, including an investor presentation at the 41st Annual J.P. Morgan Healthcare Conference on January 9, 2023. The slides from the Company’s corporate presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filling.

Item 8.01.	Other Events.

On January 9, 2023, the Company issued a press release announcing progress across its base editing portfolio and outlining key anticipated milestones. The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on the website referenced in the press release is not incorporated herein.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Company’s upcoming presentations at the 41st Annual J.P. Morgan Healthcare Conference; the Company’s plans, and the anticipated timing, to advance its programs; the Company’s expectations for transitioning to a multi-program clinical stage company; the therapeutic applications and potential of the Company’s technology, including with respect to sickle cell disease, glycogen storage disease 1a, relapsed/refractory T-cell acute lymphoblastic leukemia/T-cell lymphoblastic lymphoma, alpha-1 antitrypsin deficiency and the Company’s conditioning regimens; the clinical trial design for BEAM-201; the Company’s estimated cash, cash equivalents and marketable securities as of December 31, 2022 and its expectations related thereto; the sufficiency of the Company’s capital resources to fund operating expenses and capital expenditure requirements and the period in which such resources are expected to be available; and the Company’s ability to develop life-long, curative, precision genetic medicines for patients through base editing. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”

“potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to important risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including, without limitation, risks and uncertainties related to: the Company’s ability to develop, obtain regulatory approval for, and commercialize the Company’s product candidates, which may take longer or cost more than planned; the Company’s ability to raise additional funding, which may not be available; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for the Company’s product candidates; the potential impact of COVID-19 and its variants on the Company’s business; the uncertainty that the Company’s product candidates will receive regulatory approval necessary to initiate human clinical studies; that preclinical testing of the Company’s product candidates and preliminary or interim data from preclinical studies and clinical trials may not be predictive of the results or success of ongoing or later clinical trials; that enrollment and initiation of the Company’s clinical trials may take longer than expected; that the Company’s product candidates may experience manufacturing or supply interruptions or failures; risks relate to competitive products; whether the Company’s actual audited results will be consistent with its estimated cash, cash equivalents and marketable securities as of December 31, 2022; and other factors discussed in the “Risk Factors” and “Risk Factors Summary” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022, and in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 7, 2022, and in other filings that the Company makes with the SEC in the future. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Beam Therapeutics Inc. Corporate Presentation

99.2	Press Release dated January 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM THERAPEUTICS INC.

Date: January 9, 2023	By:	/s/ John Evans
John Evans
Chief Executive Officer